SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 25, 2000
Date of Report (Date of earliest event reported)

DATAMARINE INTERNATIONAL, INC.
(Name of small business issuer in its charter)

Commission File Number: 0-08936

Washington (State or other jurisdiction of incorporation or organization)	04-2454559 (I.R.S. Employer Identification Number)

7030 220th St. S.W.
Mountlake Terrace WA 98043
(Address of principal executive offices including zip code)

(425) 771-2182
(Issuer's telephone number)

Item 5. Other Events.

The Company is filing this Current Report on Form 8-K in order to provide the information contained in its press release dated July 25, 2000, which is included as Exhibit 1 to this report.

Exhibit No.	Description
99.1	Datamarine International, Inc. Press Release dated July 25, 2000

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Datamarine International, Inc. (Registrant)
Date: July 25, 2000	/S/ JAN KALLSHIAN Jan Kallshian Chief Financial Officer